UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

VITESSE SEMICONDUCTOR CORPORATION

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31614	77-0138960
(Commission File Number)	(IRS Employer Identification No.)

741 Calle Plano

Camarillo, California 93012

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (805) 388-3700

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01 - REGULATION FD DISCLOSURE.

On April 12, 2010, Vitesse Semiconductor Corporation (the “Company”) announced that it will conduct a conference call on Monday, May 10, 2010 at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time to report second quarter fiscal year 2010 results.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

99.1           Vitesse Semiconductor Corporation press release dated April 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2010

VITESSE SEMICONDUCTOR CORPORATION

	By:	/s/Richard C Yonker
Richard C. Yonker
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Vitesse Semiconductor Corporation press release dated April 12, 2010.